SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 14, 2001
                                                         -----------------

                               NUWAY ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
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(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


19100 Von Karman Avenue, Suite 450, Irvine CA                            92612
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (949) 553-8002
                              ---------------------

                          LATIN AMERICAN CASINOS, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On November 14, 2001 the Registrant announced that it had entered into a non-binding Letter of Intent to enter into a transaction with the holder of leases and options on approximately 60,000 acres of Coal Bed Methane prospects in the Raton Basin, Las Animas County, Colorado and Colfax County, New Mexico.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.

                                  Exhibit Index
                                  -------------

Exhibit No.
-----------

   99.1              Press release dated November 14, 2001

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.


                                       NuWay Energy, Inc.
                                       (Registrant)


     11/15/01                          /s/ Todd Sanders
--------------------                   -----------------------------
       Date                            TODD SANDERS, President


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